Exhibit 99.1

Applying the Science of Networking Enabling Cybersafe, Rapid Deployment Networking for All IoT “Things” and Locations For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures. Investor Presentation September 2023

Disclaimer Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. See disclosures at the beginning. 2 This Presentation is not an Offer or a Representation This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or other specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The information contained herein does not purport to be all - inclusive and Actelis nor any of its subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents make any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. You should consult with your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying solely upon the information contained herein to make any investment decision. The recipient shall not rely upon any statement, representation or warranty made by any other person, firm or corporation in making any investment decision. To the fullest extent permitted by law, in no circumstances will the Company or any of its subsidiaries, stockholders, affiliates, representatives, control persons, partners, members, managers, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs. Nothing in this Presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved. Financial Information and Use of Non - GAAP Financial Measures. The financial information contained in this Presentation has been taken from or prepared based on our historical financial statements for the periods presented. This presentation includes certain non - GAAP financial measures. These non - GAAP measures are an addition, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP and should not be considered as an alternative to their nearest GAAP equivalent or any other performance measures derived in accordance with GAAP. We believe that these non - GAAP measures of financial results provide useful supplemental information to investors about Actelis. Our management uses forward - looking non - GAAP measures to evaluate our projected financials and operating performance. However, there are a number of limitations related to the use of these non - GAAP measures and their nearest GAAP equivalents. In addition, other companies may calculate non - GAAP measures differently, or may use other measures to calculate their financial performance, and therefore, our non - GAAP measures may not be directly comparable to similarly titled measures of other companies. Additionally, to the extent that forward - looking non - GAAP financial measures are provided, they are presented on a non - GAAP basis without reconciliations of such forward looking non - GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. FORWARD LOOKING STATEMENTS This Presentation contains forward - looking statements . In addition, from time to time, we or our representatives may make forward - looking statements orally or in writing . We base these forward - looking statements on our expectations and projections about future events, which we derive from the information currently available to us . Such forward - looking statements relate to future events or our future performance, including : our financial performance and projections ; our growth in revenue and earnings ; and our business prospects and opportunities . You can identify forward - looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms . Factors that may cause actual results to differ materially from current expectations include, among other things, those listed under the heading “Risk Factors” and elsewhere in the final prospectus, dated May 16 , 2022 that we have filed with the U . S . Securities and Exchange Commission in connection with our initial public offering . Forward - looking statements are only predictions . The forward - looking events discussed in this Presentation and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us . We are not obligated to publicly update or revise any forward - looking statement, whether as a result of uncertainties and assumptions, the forward - looking events discussed in this document and other statements made from time to time by us or our representatives might not occur . Past performance is not indicative of future results . There is no guarantee that any specific outcome will be achieved . Investments may be speculative, illiquid and there is a total risk of loss .

COMPANY OVERVIEW

Actelis

Actelis At a Glance

A Market Leader of Gigabit-Grade, Cybersafe, Rapid Deployment IoT Networking

>300

Customers

Cities, Rail, Roads, Military

>$31M

Value of Actelis' IoT Previously Installed Base

In over 30 countries

30+

Global Patents

+More on-going new applications

31%

Year-Over-Year Sales to IoT customers growth

2022 Vs. 2021

47%

Gross Margin 2022

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

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COMPANY OVERVIEW

Actelis

IoT Communication Market at a Glance

>$1.8T

Global IoT Markets In 2028

Growing Exponentially

~100 Million Cameras/y alone

>70%

Connectivity takes up most of IoT budget and time

Gigabit

Speed, low latency, low cost, resilient, cyber-safe networking needed

Fiber

Implementation is slow, expensive, hard to reach locations

Wireless

Is limited, not reliable, not resilient, not cyber-safe, costly

Copper/Coax

Can existing Billions of lines extend safe, Fiber-Grade networking overnight?

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

4

COMPANY OVERVIEW

Actelis

Global IoT Market to Hit $1.8 Trillion in 2028 at 24.5% CAGR [1]

Smart City Market at $696 Billion by 2028 with CAGR of 29.3% [2]



Smart Traffic (ITS)	Smart City	Smart Rail	Military and Gov.	Power, Water, Oil	Industry, Education
Lights	Parking	Signaling	Perimeter security	Substations	Robotics
Cameras	Security	Obstacle detect	Weapons control	Generators	Warehouse
Lane Management	Wi-Fi	Controls	Energy	Oil/gas flow	Access control
Signs	Garbage	Security	Radars	Perimeter security	Security
V2V	Transportation	Ticketing	Airports	Water plants	Parking

(1) Facts and Factors Jan. 2022
(2) Grand View Research May. 2021

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

5

COM P A N Y OVE R VIEW IoT Connectivity Modernization Needs Growing Exponentially Major efforts to Securely Connect Tens of Millions of Locations at High - Speed • Billions of devices currently connected with copper cables Historically low speed, low reliability, not secure • New Fiber Optic cables are being installed Reliable, fast, but expensive and slow to deploy • Wireless is getting faster Historically very low speed, lowest reliability and security For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures. 6

COMPANY OVERVIEW

Actelis

Obstacles to IoT Development – Hybrid Fiber/Copper is Key

Making the Case for Hybrid Networks (Example)

Connectivity consumes over 70% of IoT project's budget and time

Easy to reach locations:
- Fiber is laid on existing poles @ ~$26K/Mile
- (work takes days/weeks)*


Easy-to-reach
(70-90% of
Locations)
Hard-to-reach
(10-30% of
Locations)

Hard to reach locations:
- Fiber needs boring, trenching, permits, right-of-way @$70K-$400K/Mile
- (work takes months)*

→ ***Lay new Fiber and use Fiber switches***

→ ***Upgrade existing wires to Fiber-Grade service with Actelis specialized Hybrid Fiber-Copper switches***

…Connecting Fiber to Hard-to-Reach Locations May Cost **50%** of all Project Budget and **may cause Months of Delay****

(*) – Analysis by Columbia Telecommunications Corporation
(**)- Fiber Availability is 31%/12%/11% of in US/UK/ Germany, respectively; (FTTH council, Europe, 4/2020)

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

7

COMPANY OVERVIEW

Actelis

MetaLIGHT Unique Signal Processing and Encoding Software

Combining 100X Wire[5] Performance Boost with Triple-Shield Security

Unsynchronized Transmission

- Lines interfering with other lines
- Suboptimal
- Unreliable
- Unsecure


1600
5700
1728
1664
3792
3792
5600
1600

Synchronized Transmission

- Lines supporting other lines
- Optimal
- Reliable
- Secure


5300
5500
5200
5200
5584
5392
5568
5200

Individual Wires



Copper Cable

- Optimal synchronization of multi-line signals
- Elimination of interference to boost speed
- Data line coding for resilience, security [1]
- Multi-line scrambling for low latency, security [2]
- 256-bit encryption of transmission [3]
- Multi-line modulation for up to 10Gbps [4]
- Spectrally compliant reach extenders to 100Km
- Remote powering + Data to 4G/5G base stations

(1), (2), (3) – Components of Triple Shield Protection
(4) – 10Gbps available in 2023
(5) – Vs. single wire performance in cable

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

8

COMPANY OVERVIEW

Actelis' MetaLIGHT Building Blocks Enable Seamless Hybrid Networks

- **CONNECTIVITY:** High Performance, mix of Fiber, Copper, 5G
- **CYBER SAFETY:** Triple Shield Data Protection; and 360⁰ System Security Software
- **UBIQUITY:** Supports all cameras, sensors, meters on new IP or legacy networks
- **HIGH DENSITY:** Packs up to 11 network functions in one device; saving space, power and cost
- **REMOTE POWERING Over Copper:** For cameras, sensors, 5G base stations, saving power connection cost
- **LOW-TOUCH NETWORK MANAGEMENT SW:** Automated Configuration, Zero touch provisioning


Perimeter Security
STOP
Guard Stations
Colleges / Universities
Regional Medical Centers
Libraries
City Buildings
MetaLIGHT Switches
Remote Parking Lots
Railways
Powerlines and Substations
Wi-Fi
Gas, Oil, Water Pipelines
Schools

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

9

COMPANY OVERVIEW

MetaLIGHT Software 360⁰ System Level Security

Approved for Deployment by US DoD

- **Comprehensive, secure management access via advanced authentication, encryption mechanisms**

- **Triple-Shield Data Protection**
- **Highly secure, robust data transmission**
- **Scrambled, coded data packets over multiple conduits**
- **Advanced 256-bits Encryption**

- **Advanced source and/or destination filtering**
- **Defense against cyber hacking and DoS attacks**

- **Running on low-vulnerability operating platform**
- **Continuously updating system to ensure highest immunity**



MetaLIGHT
Management Protection (EMS)
Data
Protection
Switching
Protection
Telnet (SSHv2 + TL1)
SFTP (SSH over FTP)
SNMPv3

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

10

COMPANY OVERVIEW

Actelis' Hybrid Networks Enable 5G in Smart Cities and on Roads

5G Expected to Grow at 54.4% CAGR 2021-2028 (1)

5G...to dramatically improve quality of life with high data-rate, low latency, for mobile, eHealth, autonomous vehicles, smart cities, smart homes, Industrial IoT... (1)

Actelis' Hybrid Networking makes 5G practical:

- 5G Requires 10X-100X cell grid density
- Requires Fiber, Copper or mmWave at Gigabit speeds to 14.2M locations by 2027
- Many locations are hard-to-reach with Fiber, out-of-sight for mmWave, but are on wires
- Hybrid Networking makes 5G practical with connectivity + remote powering


5G Base Stations
Connectivity
Fiber
Copper
mmWave

(1)– Key Market Insights

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

11

GROWTH STRATEGY

2020-2024 Product Strategy

Be Everywhere, then Climb Up the Food Chain


Edge Computing for Video, Data
Advanced Cyber Protection for Applications/Users
Buildings/Campus/5G High Speed Connectivity up to 10Gbps
256-bit Encrypted, Cyber-Safe Hybrid IoT Building Blocks
IoT Hybrid Building Blocks : Traffic/Utility/City/Rail/Federal and Military
2020
2021
2022
2023
2024
Any Media Connectivity
Ubiquity: Meet all IoT needs
Reach Gigabit Speed
CYBER AWARE NETWORKING
Advanced Edge Applications

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

12

COM P A N Y OVE R VIEW Cyber Aware Networking – Introducing SaaS in the Edge/Field Going From Protecting the Network Itself To Enabling Protection of Its Surrounding IoT Elements Converging IoT Anomaly Protection with Network Operations Continuity, Enabling Safety of Both Edge Deployment in the Field Using Proximity to IoT Elements to Sense Anomalies Early Use Network Switching to Cut off Bad Actors For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures. 13

COM P ETITIV E OVE R VIEW Time/cost per bit Lo w Hig h Low High Security Real Life Hybrid Networks Actelis’ solutions offer significant competitive advantages in performance and security layers in both Fiber and copper. When combined into real - life hybrid copper - fiber networks, they offer higher security, faster deployment and lower cost. Our Real - Life Solutions Offer Significant Competitive Advantages Leading Unique Real - Life Hybrid Offering For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures. 14

COMPANY OVERVIEW

Actelis

Customers that Already Trust Actelis' Solutions

SMART GRID

PG&E
e·on
Duquesne Light
Our Energy...Your Power
Verbund
Energy Austria
avacon
Harzwasserwerke
herrlich weiches Wasser

SMART CAMPUS

embc
connecting people to learning
East Midland BB Consortium UK
Stanford University

SMART TRANSPORTATION

JR Central Japan Railway Company
The Alaska Railroad
autobahn
SBB CFF FFS
Swiss rail
autostrade per l'italia
CN
Canadian rail
TRENITALIA
TRANSPORT SCOTLAND
CÒMHDHAIL ALBA
SITA
highways england
NEXCO
Orange County Transportation Authority
OCTA

SMART CITY

NEW YORK CITY DOT
City of Los Angeles
BROWARD COUNTY FLORIDA
CITY OF VANCOUVER
Montgomery County Maryland
Comune di Milano
DC .gov
City of Elk Grove California
The City of El Paso Texas
City of Frankfurt
SACRAMENTO COUNTY
seattle.gov
Fremont
FORT WORTH
City of Las Vegas Nevada
City of SAN JOSE
CAPITAL OF SILICON VALLEY

Gov, MILITARY & POLICE

CA.GOV
United States Navy
Federal Aviation Administration
Naval Base San Diego
United States Air Force Chaplain Corps
Police
Belgian Police
Japanese Army
BWI
IT für Deutschland

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

15

Recent News Customer Wins Business Partner: Jacobs Engineering Actelis Selected by the City of Eugene For Traffic Modernization Project | Actelis Networks Actelis Enables The Rapid Modernization Of San Jose's ITS Eco - System Selected for deployment and delivered an initial order for an energy company, providing power to the capital city of a major European country For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures. 16

Recent News (continued) Product Roadmap For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures. 17 Personnel, Business Partners

COMPANY OVERVIEW

Example: Highways England National Road System

Modernizing with Actelis' Secure Hybrid Technology starting 2019 highways england


Control Center
Network
Fiber
Newcastle
Birmingham
London

Actelis

- 30,000 roadside assets, 4,400 miles of strategic road network
- **1/3 of network on existing copper, 2/3 on new Fiber**
  - Fiber and copper must be integrated without compromising service levels, reliability, or security
  - Both must provide reliable high bandwidth over vast distances
  - Advanced Quality of Service (QoS) must ensure minimum delay for real-time alerts
- Network security and advanced troubleshooting tools are paramount

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

18

Financial Highlights – 2022 3.3% increase in revenues to $8.8 million in 2022 (year - over - year) Non - GAAP Adjusted EBITDA at ($4.1) million in 2022 compared to ($1.1) million in prior year period as the company continues to invest in sales and marketing $ Gross Margin at 47% in 2022 vs. 46% in prior year despite inflation, supply chain pressures; % 31% increase in sales delivery to IoT customers in 2022 (year - over - year) 85% of 2021 backlog delivered by December 31, 2022, lead - time within 10% of pre - COVID time For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures. 19

Financial Highlights – Second Quarter and First Half of 2023 Revenue increased 3 % sequentially for the Second Quarter 2023 to $ 1 . 9 million due to improved supply chain availability, and open order backlog delivery . Revenues at $ 3 . 74 million for the first half of 2023 vs . $ 4 . 95 million in prior year, with an increase of 8 % in delivery of sales to IoT customers offset by a reduction of 64 % in Telecom, as the focus of the company shifts away from telecom business to IoT . Non - GAAP adjusted EBITDA loss is down 21% sequentially to $1.26 million for the second quarter ended June 30, 2023, as the Company implements cost reduction measures, and at the same time continues to invest in sales and marketing to drive growth. $ Gross Margin at 35% for the first half of 2023 , compared to 50% for the first half of 2022, driven by product - software mix change associated with the focus shift to IoT. % Net Loss for the first half of 2023 decreased 45 % year - over - year to $ 3 . 5 million, compared to the first half of 2022 , due to the decrease in financial expenses, and implementation of cost reduction measures . $ For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures. 20

F INAN CIA L OVE R VIEW Financial Results 2022 - 2023 For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures. 21 2021 2022 H1 - 2022 H1 - 2023 (U.S. Dollars in thousands except for Gross Margin) 8,545 8,831 4,949 3,744 Revenues 46% 47% 50% 35% Gross Margin (5,251) (10,982) (6,293) (3.488) Net Loss (1,097) (4,065) (888) (2,855) Adjusted EBITDA 75% of Revenue to IoT customers for the first half of 2023, compared to 44% in the first half of 2022.

Contact Information

Yoav Efron
CFO
Actelis Networks, Inc.
yoave@actelis.com
(908) 242 6463

Kirin Smith
Investor Relations
PCG Advisory, Inc.
Ksmith@pcgadvisory.com
(646) 823 8656

For illustrative purposes only. Past performance is not indicative of future results. There is no guarantee that any specific objective will be achieved. Investments may be illiquid, highly speculative and there is risk of the total loss of your investment. Please see full disclosures.

22